                               EXHIBIT 10.13









                           SPARTAN STORES, INC.

                          SUPPLEMENTAL EXECUTIVE
                              RETIREMENT PLAN

                           (As of April 1, 1990)

                                 I N D E X

                                                                    PAGE

ARTICLE I    -  ESTABLISHMENT OF THE PLAN . . . . . . . . . . . . .    1

                1.1  PURPOSE OF PLAN. . . . . . . . . . . . . . . .    1
                1.2  TYPE OF PLAN . . . . . . . . . . . . . . . . .    1

ARTICLE II   -  DEFINITIONS . . . . . . . . . . . . . . . . . . . .    1

ARTICLE III  -  PARTICIPATION . . . . . . . . . . . . . . . . . . .    3

                3.1  REQUIREMENTS FOR PARTICIPATION . . . . . . . .    3
                3.2  EFFECTIVE DATE OF PARTICIPATION. . . . . . . .    4

ARTICLE IV   -  NORMAL RETIREMENT BENEFIT . . . . . . . . . . . . .    4

                4.1  ELIGIBILITY FOR BENEFIT. . . . . . . . . . . .    4
                4.2  AMOUNT OF BENEFIT. . . . . . . . . . . . . . .    4
                4.3  LATE RETIREMENT. . . . . . . . . . . . . . . .    4
                4.4  COMMENCEMENT OF BENEFIT. . . . . . . . . . . .    4
                4.5  FORM OF PAYMENT. . . . . . . . . . . . . . . .    5

ARTICLE V    -  EARLY RETIREMENT BENEFIT. . . . . . . . . . . . . .    5

                5.1  ELIGIBILITY FOR BENEFIT. . . . . . . . . . . .    5
                5.2  AMOUNT OF BENEFIT. . . . . . . . . . . . . . .    5
                5.3  COMMENCEMENT OF BENEFIT. . . . . . . . . . . .    5
                5.4  FORM OF PAYMENT. . . . . . . . . . . . . . . .    6

ARTICLE VI   -  DISABILITY RETIREMENT BENEFIT . . . . . . . . . . .    6

                6.1  ELIGIBILITY FOR BENEFIT. . . . . . . . . . . .    6
                6.2  AMOUNT OF BENEFIT. . . . . . . . . . . . . . .    6
                6.3  COMMENCEMENT OF BENEFIT. . . . . . . . . . . .    7
                6.4  FORM OF PAYMENT. . . . . . . . . . . . . . . .    7

ARTICLE VII  -  DEATH BENEFIT . . . . . . . . . . . . . . . . . . .    7

                7.1  ELIGIBILITY FOR BENEFIT. . . . . . . . . . . .    7
                7.2  AMOUNT OF BENEFIT. . . . . . . . . . . . . . .    7
                7.3  COMMENCEMENT OF BENEFIT. . . . . . . . . . . .    8
                7.4  FORM OF PAYMENT. . . . . . . . . . . . . . . .    8

                                                                    PAGE

ARTICLE VIII -  CHANGE IN CONTROL . . . . . . . . . . . . . . . . .    8

                8.1  ELIGIBILITY FOR BENEFIT. . . . . . . . . . . .    8
                8.2  AMOUNT OF BENEFIT. . . . . . . . . . . . . . .    8
                8.3  COMMENCEMENT OF BENEFIT. . . . . . . . . . . .    9
                8.4  FORM OF PAYMENT. . . . . . . . . . . . . . . .    9
                8.5  FUNDING OF BENEFITS. . . . . . . . . . . . . .    9

ARTICLE IX   -  FORM OF BENEFIT PAYMENT . . . . . . . . . . . . . .    9

                9.1  AUTOMATIC FORMS OF BENEFIT . . . . . . . . . .    9
                9.2  OPTIONAL FORM OF PAYMENT . . . . . . . . . . .   10
                9.3  FORM OF PAYMENT USED IN DETERMINING
                     AMOUNT OF BENEFIT. . . . . . . . . . . . . . .   10

ARTICLE X    -  OTHER TERMINATION OF EMPLOYMENT
                AND NONCOMPETITION. . . . . . . . . . . . . . . . .   10

                10.1 OTHER TERMINATION OF EMPLOYMENT. . . . . . . .   10
                10.2 TERMINATION OF EMPLOYMENT FOR JUST CAUSE . . .   10
                10.3 NONCOMPETITION . . . . . . . . . . . . . . . .   11

ARTICLE XI   -  ADMINISTRATION. . . . . . . . . . . . . . . . . . .   11

                11.1 PLAN ADMINISTRATOR . . . . . . . . . . . . . .   11
                11.2 APPOINTMENT OF ADMINISTRATIVE
                     COMMITTEE. . . . . . . . . . . . . . . . . . .   11
                11.3 POWERS OF PLAN ADMINISTRATOR . . . . . . . . .   12
                11.4 STANDARD OF CARE . . . . . . . . . . . . . . .   12
                11.5 CLAIMS PROCEDURE . . . . . . . . . . . . . . .   12

ARTICLE XII  -  MISCELLANEOUS . . . . . . . . . . . . . . . . . . .   13

                12.1 FUNDING OF BENEFITS. . . . . . . . . . . . . .   13
                12.2 SPENDTHRIFT PROVISIONS . . . . . . . . . . . .   13
                12.3 EMPLOYMENT RIGHTS. . . . . . . . . . . . . . .   13
                12.4 AMENDMENT OR TERMINATION . . . . . . . . . . .   13
                12.5 AGE. . . . . . . . . . . . . . . . . . . . . .   14
                12.6 CONSTRUCTION . . . . . . . . . . . . . . . . .   14
                12.7 GOVERNING LAW. . . . . . . . . . . . . . . . .   14

SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

EXHIBIT A -- APPLICATION FOR PARTICIPATION . . . . . . . . . . . . .  15

EXHIBIT B -- ARBITRATION PROCEDURE . . . . . . . . . . . . . . . . .  16

                           SPARTAN STORES, INC.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     ________________________________


                                 ARTICLE I

                         ESTABLISHMENT OF THE PLAN

          1.1  PURPOSE OF PLAN.

          Spartan Stores, Inc. adopts the Spartan Stores, Inc. Supplemental Executive Retirement Plan (the "Plan"), as of April 1, 1990. The purpose of the Plan is to provide supplemental retirement benefits to certain of its executives whose benefits under the Spartan Stores, Inc. Pension Plan are restricted by the compensation and annual benefit limits of the Code.

          1.2  TYPE OF PLAN.

          The Plan is not intended to be a qualified employee pension benefit plan under Section 401 of the Code. Instead, the Plan is a nonqualified, unfunded pension plan.


                                ARTICLE II

                                DEFINITIONS

          The following terms shall have the meanings described in this Article unless the context clearly indicates another meaning. All references in the Plan to specific Articles or Sections shall refer to Articles or Sections of the Plan unless otherwise stated.

          2.1  ACTUARIAL EQUIVALENT.

          "Actuarial Equivalent" means the equality in value of the aggregate amount of benefits to be received under different forms of payment. Actuarially Equivalent benefits shall be determined using actuarial assumptions used for determining actuarially equivalent benefits in the Pension Plan.

          2.2  ASSOCIATE.

          "Associate" means any common-law employee of Employer. An independent contractor or self-employed individual is not an Employee.

          2.3  BENEFICIARY.

          "Beneficiary" means the beneficiary designated in writing by the Participant to receive benefits from the Plan in the event of his death.

The Beneficiary shall be designated on forms provided by Employer, and the Participant may change the Beneficiary designation at any time by signing and filing a new form with Employer. If no Beneficiary survives the Participant, distribution shall be made to the Participant's estate.

          If a Beneficiary receiving benefits dies before benefit payments are completed, the following rules apply:

               (a) If the Participant designated more than one Beneficiary and a Beneficiary dies before benefit payments are completed, the heirs or estate of the deceased Beneficiary shall not receive any benefits from the Plan. Instead, the share payable to the deceased Beneficiary shall be paid to the Beneficiaries who are still living. Payment shall be made in proportion to the shares otherwise payable to the living Beneficiaries.

               (b) If there is no surviving Beneficiary, benefit payments shall be made to the estate of the last surviving Beneficiary.

          If the Participant designates a trust as Beneficiary, the Employer shall determine the rights of the trustee without responsibility for determining the validity, existence, or provisions of the trust. Further, Employer shall not have responsibility for the application of sums paid to the trustee or for the discharge of the trust.

          2.4  CODE.

          "Code" means the Internal Revenue Code of 1986, as amended.

          2.5  EMPLOYER.

          "Employer" means Spartan Stores, Inc.

          2.6  ERISA.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          2.7  PARTICIPANT.

          "Participant" means an Associate or former Associate who has met the requirements for participation under Article III, and who is or may become eligible to receive a retirement benefit from the Plan.

          2.8  PENSION PLAN.

          "Pension Plan" means the Spartan Stores, Inc. Pension Plan.

          2.9  PLAN.

          "Plan" means the Spartan Stores, Inc. Supplemental Executive Retirement Plan.

          2.10 PLAN ADMINISTRATOR.

          "Plan Administrator" shall have the meaning set forth in
Section 11.1.

          2.11 SINGLE LIFE ANNUITY.

          "Single Life Annuity" shall have the meaning set forth in
Section 9.1(a).

          2.12 SPOUSE.

          "Spouse" means the person to whom the Associate is legally married when his benefit payments from the Plan begin or, if earlier, when the Participant dies.

          2.13 STATUTORY LIMITS.

          "Statutory Limits" means the limits imposed by the Code on the amount of a Participant's benefits under the Pension Plan. The Statutory Limits are:

               (a) The limit on compensation imposed by Section 401(a)(17) of the Code;

               (b)  The limit on maximum annual pension benefits imposed by
     Section 415(b) of the Code; and

               (c) The combined plan limit imposed by Section 415(e) of the Code.


                                ARTICLE III

                               PARTICIPATION

          3.1  REQUIREMENTS FOR PARTICIPATION.

          An Associate shall be eligible to participate in the Plan if all the following requirements are satisfied:

               (a)  The Associate is a participant in the Pension Plan;

               (b)  The Associate is a corporate officer of Employer; and

               (c) The Associate applies for participation in the Plan. The application form is attached to the Plan as Exhibit A.

          3.2  EFFECTIVE DATE OF PARTICIPATION.

          An Associate shall become a Participant on the date the Associate satisfies the requirements of Section 3.1.


                                ARTICLE IV

                         NORMAL RETIREMENT BENEFIT

          4.1  ELIGIBILITY FOR BENEFIT.

          A Participant shall be eligible for a normal retirement benefit if he terminates employment with Employer after attaining at least age 65.

          4.2  AMOUNT OF BENEFIT.

          A Participant's normal retirement benefit shall be a monthly amount determined by subtracting (b) from (a):

               (a) The Participant's accrued benefit under the terms of the Pension Plan, determined without regard to the Statutory Limits.

               (b) The Participant's accrued benefit under the terms of the Pension Plan, determined after applying the Statutory Limits.

The amounts determined in (a) and (b) are based upon payment from both the Plan and Pension Plan in the form of a Single Life Annuity, regardless of the form in which payment is actually made.

          4.3  LATE RETIREMENT.

          If a Participant continues to be employed by Employer after attaining age 65, the Participant's benefits from the Plan shall be the greater of:

               (a)  The monthly benefit payment to the Participant under
     Section 4.2 as of his actual retirement date; or

               (b) The Actuarial Equivalent of the benefit that would have been payable to the Participant under Section 4.2 if he retired at age 65.

          4.4  COMMENCEMENT OF BENEFIT.

          A normal retirement benefit shall be payable to a Participant on a date selected by the Plan Administrator, but not later than the date the Participant begins to receive benefits from the Pension Plan. Benefits shall be paid on the first day of each subsequent month until the death of the Participant. Benefits after the Participant's death, if any, depend on the form of benefit payment.

          4.5  FORM OF PAYMENT.

          A normal retirement benefit shall be paid in the form determined under Article IX.


                                 ARTICLE V

                         EARLY RETIREMENT BENEFIT

          5.1  ELIGIBILITY FOR BENEFIT.

          A Participant shall be eligible for an early retirement benefit if he satisfies both of the following requirements:

               (a) He terminates employment with Employer after attaining age 55 and before attaining age 65; and

               (b) He has at least 15 years of benefit service under the terms of the Pension Plan.

If the requirements for early retirement in the Pension Plan are subsequently changed, this Section shall automatically be revised to correspond with the requirements in the Pension Plan.

          5.2  AMOUNT OF BENEFIT.

          A Participant's early retirement benefit shall be determined as of his early retirement date in the same manner as under Section 4.2. If the Participant begins to receive his benefits from the Plan before age 65, the amount of the benefits shall be reduced for each month benefit payments are to be made before age 65. The reduction shall be 0.65% for each month (7.8% per year) between ages 60 and 65 that the benefit is to be paid, and 0.3% for each month (3.6% per year) before age 60 the benefit is to be paid. This reduced amount shall not change when the Participant attains age 65.

          5.3  COMMENCEMENT OF BENEFIT.

          An early retirement benefit shall be payable to a Participant on a date selected by the Plan Administrator, but not later than the date the Participant begins to receive benefits from the Pension Plan. Benefits shall be paid on the first day of each subsequent month until the death of the Participant. Benefits after the Participant's death, if any, depend on the form of benefit payment.

          5.4  FORM OF PAYMENT.

          An early retirement benefit shall be paid in a form determined under Article IX.


                                ARTICLE VI

                       DISABILITY RETIREMENT BENEFIT

          6.1  ELIGIBILITY FOR BENEFIT.

          A Participant shall be eligible for a disability retirement benefit if he becomes totally disabled while employed by Employer and the Total Disability continues until the Participant attains age 65.

          "Total disability" or "totally disabled" means a total and permanent inability of the Participant to engage in any substantial gainful activity as a result of a physical or mental condition of the Participant. The existence of a total disability shall be established by the certification of a physician or physicians selected by the Plan
Administrator, unless the Plan Administrator determines that an examination is unnecessary.

          However, a Participant shall not be considered to have a total disability if the disability resulted from:

               (a)  Chronic alcoholism;

               (b)  Self-addiction to narcotics;

               (c)  Criminal activity of the Participant;

               (d) Service in the U.S. Armed Forces which entitles the Participant to a veteran's disability pension; or

               (e)  Intentional self-inflicted injury.

          6.2  AMOUNT OF BENEFIT.

          A Participant's disability retirement benefit shall be determined in the same manner as under Section 4.2, based upon the following assumptions:

               (a) The Participant continues to earn years of benefit service under the Pension Plan until he attains age 65; and

               (b) The Participant's compensation used in calculating the benefit will be his compensation during the five highest paid consecutive calendar years during the last ten calendar years before the Participant's Total Disability.

          6.3  COMMENCEMENT OF BENEFIT.

          A disability retirement benefit shall be payable to a Participant on the first day of the month after the Participant attains age 65. Benefits will be paid on the first day of each subsequent month until the death of the Participant. Benefits after the Participant's death, if any, depend on the form of benefit payment.

          6.4  FORM OF PAYMENT.

          A disability retirement benefit shall be paid in a form determined under Article IX.


                                ARTICLE VII

                               DEATH BENEFIT

          7.1  ELIGIBILITY FOR BENEFIT.

          Except as otherwise provided in this Section, a Participant's Spouse shall be eligible for a death benefit from the Plan in the following circumstances:

               (a)  The Participant dies while employed by Employer;

               (b) The Participant retires under the terms of Articles IV or V, and dies before receiving any benefits from the Plan; or

               (c) The Participant becomes totally disabled under the terms of Article VI, and dies before receiving any benefits from the Plan.

          A Participant's Spouse must have been continuously married to the Participant for the one-year period before the Participant's death to be eligible for the death benefit.

          7.2  AMOUNT OF BENEFIT.

          The death benefit payable to the Participant's Spouse shall be determined in the same manner as under Section 4.2, based upon the following assumptions:

               (a) The Participant continues to earn years of benefit service under the Pension Plan until he attains age 55 (or his death, if later); and

               (b) The Participant's compensation used in calculating the benefit will be his compensation during the five highest paid consecutive calendar years during the last ten calendar years of employment with Employer before the Participant's death.

          This amount shall then be reduced in the same manner as a preretirement survivor annuity under the Pension Plan.

          7.3  COMMENCEMENT OF BENEFIT.

          The benefit shall be paid beginning the same month the Spouse begins to receive the preretirement survivor annuity from the Pension Plan. Benefits shall be paid on the first day of each subsequent month until the death of the Spouse. No benefits are payable after the Spouse's death.

          7.4  FORM OF PAYMENT.

          The death benefit shall be paid in the form of a Single Life Annuity for the life of the Spouse.


                               ARTICLE VIII

                             CHANGE IN CONTROL

          8.1  ELIGIBILITY FOR BENEFIT.

          A Participant shall have a nonforfeitable, fully vested right to a benefit under the Plan if Employer has a change in control. For purposes of this Article, the term "change in control" occurs when:

               (a) Any person, partnership, corporation, trust or similar entity or group acquires or controls more than 50% of the voting securities of Employer in a transaction or series of transactions; or

               (b) More than 50% of the assets of Employer are sold or otherwise disposed of, or Employer dissolves or liquidates more than 50% of its assets; or

               (c) Two-thirds of the Board of Directors of Employer votes that a change in control has or is about to occur.

For purposes of this definition, the term "group" shall mean any person who acts in concert within the meaning of Section 14(d)(2) of the Securities Exchange Act of 1934, as amended.

          8.2  AMOUNT OF BENEFIT.

          A Participant's retirement benefit shall be an amount determined under Section 4.2 as of the date the change in control occurs.

          8.3  COMMENCEMENT OF BENEFIT.

          The benefit under this Article shall be payable to a Participant on a date selected by the Plan Administrator, but not later than the date the Participant begins to receive benefits from the Pension Plan. If the Participant is not eligible for benefits under the Pension Plan, benefits shall be payable on the first day of the month after the Participant terminates employment or attains age 65, whichever is later. Benefits shall be paid on the first day of each subsequent month until the death of the Participant. Benefits after the Participant's death, if any, depend on the form of benefit payment.

          8.4  FORM OF PAYMENT.

          The benefit under this Article shall be paid in a form determined under Article IX.

          8.5  FUNDING OF BENEFITS.

          If a change in control occurs, Employer may establish a grantor trust of the type referred to as a "rabbi trust," the assets of which will be subject to the claims of creditors of Employer in the event of its insolvency. The benefits that become payable under the Plan to a Participant or his Beneficiary shall be paid from the assets of that trust to the extent they are not paid directly by Employer.

                                ARTICLE IX

                          FORM OF BENEFIT PAYMENT

          9.1  AUTOMATIC FORMS OF BENEFIT PAYMENT.

          Unless the Plan Administrator elects an optional form of payment under Section 9.2, a Participant's normal, early or disability retirement benefit shall be paid in whichever of the following forms applies when benefit payments begin:

               (a) If the Participant is unmarried when benefit payments begin, a Single Life Annuity. A Single Life Annuity is a monthly pension for the life of the Participant. No payments shall be made after the Participant's death.

               (b) If the Participant is married when his benefit payments begin, a joint and 50% survivor annuity. A joint and 50% survivor annuity is a monthly benefit for the life of the Participant, with a survivor benefit payment to his Spouse in an amount equal to 50% of the amount payable during the life of the Participant.

          9.2  OPTIONAL FORM OF PAYMENT.

          Notwithstanding Section 9.1, the Plan Administrator may elect to pay a Participant's benefit in the form of a ten-year certain and life annuity. A ten-year certain and life annuity provides a monthly payment for the Participant's lief and a guarantee of at least 120 monthly payments. If the Participant dies before the minimum number of payments are made, monthly payments shall continue to his Beneficiary until the total number of payments to the Participant and his Beneficiary equal the 120 payments.

          9.3  FORM OF PAYMENT USED IN DETERMINING AMOUNT OF BENEFIT.

          The amount of the benefit under the Plan is based on payment in the form of a Single Life Annuity. If an alternate form of payment is used, the amount will be adjusted to the Actuarial Equivalent of a Single Life Annuity.

                                 ARTICLE X

                      OTHER TERMINATION OF EMPLOYMENT
                            AND NONCOMPETITION

          10.1 OTHER TERMINATION OF EMPLOYMENT.

          Notwithstanding any other provisions of the Plan, no benefits shall be payable to the Participant or his Beneficiary under the Plan in either of the following situations:

               (a) If the Participant terminates employment before becoming entitled to benefits under the Plan; or

               (b) If the Participant's employment with Employer is terminated by Employer for just cause, as described in Section 10.2

          10.2 TERMINATION OF EMPLOYMENT FOR JUST CAUSE.

               (a) For purposes of Section 10.1, a Participant is terminated for "just cause" if his employment is terminated for any of the following reasons:

                    (i) Gross negligence, fraud, dishonesty or willful violation of any law or significant Employer policy, committed in connection with his employment and resulting in a material adverse effect on Employer; or

                    (ii) Failure to substantially perform (for reasons other than disability) the duties reasonably assigned to him in a manner consistent with prior practice.

     The definition of "just cause" in this Section is relevant only for purposes of eligibility for benefits under this Plan, and is not intended to change the status of a Participant as an "at will" Associate of Employer.

               (b) If Employer determines that a Participant is ineligible for benefits because the Participant's employment was terminated for just cause and the Participant disputes that determination, the Participant's sole remedy after exhausting the claims procedure of
     Section 11.5 shall be arbitration. The arbitration procedure is attached to the Plan as Exhibit B.

          10.3 NONCOMPETITION.

          Any Participant who retires under the Plan shall not engage in "competition" with Employer or its subsidiaries within three years after retirement. For this purpose, a Participant is engaged in "competition" if he accepts employment, is retained as a consultant or receives any consideration, financial or otherwise, by or from a competing retail business (as determined by Employer's Board of Directors).

          If a Participant violates this noncompetition provision, his benefits under the Plan shall be reduced by the amount of "compensation" received from the competing retail business. For this purpose, "compensation" includes the total value of any monetary compensation and nonmonetary compensation, whether or not deferred. If the Participant is self-employed, "compensation" means gross income before expenses.

          Employer shall have the right to obtain sufficient information regarding compensation from a competing retail business to calculate the reduction in benefits described in this Section. If the Participant fails to provide timely or complete information, benefit payments shall be ceased until such information is provided.


                                ARTICLE XI

                              ADMINISTRATION

          11.1 PLAN ADMINISTRATOR.

          Employer shall have the sole responsibility for the administration of the Plan and is designated as named fiduciary and Plan Administrator.

          11.2 APPOINTMENT OF ADMINISTRATIVE COMMITTEE.

          Employer may delegate its duties as Plan Administrator to an Administrative Committee. The members of the Administrative Committee shall be selected by Employer. If an Administrative Committee is appointed, it shall have the power and duties of the Plan Administrator which are described in this Article.

          11.3 POWERS OF PLAN ADMINISTRATOR.

          The Plan Administrator shall have all discretionary authority and powers necessary to administer, and satisfy its obligations under the Plan, including, but not limited to, the following:

               (a)  Maintain records pertaining to the Plan.

               (b)  Interpret the terms and provisions of the Plan.

               (c) Establish procedures by which Participants may apply for pension benefits under the Plan and appeal a denial of pension benefits.

               (d) Determine the rights under the Plan of any Participant applying for or receiving pension benefits.

               (e) Administer the claims procedure provided in this Article.

               (f) Perform all acts necessary to meet the reporting and dissolute obligations imposed by Sections 101 through 111 of ERISA.

               (g) Delegate specific responsibilities for the operation and administration of the Plan to such Associates or agents as it deems advisable and necessary.

          11.4 STANDARD OF CARE.

          The Plan Administrator shall administer the Plan solely in the interest of Participants and for the exclusive purposes of providing pension benefits to such Participants and their beneficiaries. The Plan Administrator shall administer the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

          The Plan Administrator shall not be liable for any act or omission relating to its duties under the Plan, unless the act or omission violates the standard of care described in this Section.

          11.5 CLAIMS PROCEDURE.

          Any Participant whose application for benefits under the Plan has been denied, in whole or in part, shall be given written notice of the denial of benefits by the Plan Administrator. The notice shall be in easily understood language and shall indicate the reasons for denial and the specific provisions of the Plan on which the denial is based. The notice shall explain that the Participant may request a review of the denial and the procedure for requesting review. The notice shall describe any additional information necessary to perfect the Participant's claim and explain why such information is necessary.

          A Participant may make a written request to the Plan Administrator for a review of any denial of benefits under this Plan. The request for review must be in writing and must be made within 90 days after the mailing date of the notice of denial. The request shall refer to the provisions of the Plan on which it is based and shall set forth the facts relied upon as justifying a reversal or modification of the determination being appealed.

          A Participant who requests a review of a denial of benefits in accordance with this claims procedure may examine pertinent documents and

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
submit pertinent issues and comments in writing. A Participant may have a duly authorized representative act on his behalf in exercising his right to request a review and any other rights granted by this claims procedure.
The Plan Administrator shall provide a review of the decision denying the claim for benefit within 60 days after receiving the written request for review.


                                ARTICLE XII

                               MISCELLANEOUS

          12.1 FUNDING OF BENEFITS.

          The Plan shall be unfunded, except as provided in Section 8.5. Although Employer may make corporate investments to fund its potential liability under the Plan, all benefits shall be paid directly by Employer from its general assets to Participants who qualify for benefits. Employer's obligation to pay benefits under the Plan shall be unsecured.

          12.2 SPENDTHRIFT PROVISION.

          No benefit or interest under the Plan is subject to assignment or alienation, whether voluntary or involuntary. Any assignment or alienation of benefits shall be void.

          12.3 EMPLOYMENT RIGHTS.

          The existence of the Plan shall not grant a Participant any legal right to continue as an Associate nor affect the right of Employer to discharge a Participant.

          12.4 AMENDMENT OR TERMINATION.

          Employer shall have the right to amend or terminate the Plan at any time. However, no amendment or termination shall reduce a Participant's benefits to an amount less than the benefit to which the Participant would be entitled under the Plan if he had terminated employment as of the date of the amendment or termination.

          12.5 AGE.

          Any reference in the Plan to age shall mean the age of the individual as of the individual's last birthday.






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
          12.6 CONSTRUCTION.

          Words used in the masculine shall apply to the feminine where applicable; and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

          12.7 GOVERNING LAW.

          To the extent that Michigan law is not preempted by ERISA, the provisions of the Plan shall be governed by the laws of the state of Michigan.

          IN WITNESS OF WHICH, Employer has adopted the Plan this 29TH day of MARCH, 1991.


                                   SPARTAN STORES, INC.


                                   By /S/ DONALD J. KOOP
                                      Donald J. Koop
                                        Its CHAIRMAN OF THE BOARD



























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